Exhibit 99.1

WebMediaBrands Inc. Reports Results
For Its First Quarter Ended March 31, 2010

(Norwalk, CT – May 12, 2010) -- WebMediaBrands Inc. (Nasdaq: WEBM) today reported results for the quarter ended March 31, 2010.

Revenues for the first quarter of 2010 were $1.9 million compared to revenues of $1.5 million for the same period in 2009.  Operating expenses for the first quarter of 2010 were $3.6 million compared to $8.6 million for the same period in 2009.  Loss from continuing operations was $1.9 million during the first quarter of 2010 compared to $14.7 million during the same period in 2009.

“Revenues continued to show growth during the first quarter and were up 24% compared to the first quarter of 2009.  Revenues from our online advertising sales and job board operations were up 142% and 63%, respectively, compared to the first quarter of 2009,” stated Alan M. Meckler, Chairman and CEO of WebMediaBrands.  "We have been developing blog content dealing with social media, social networks and social gaming and have made investments in our events business over the past several quarters. We expect the benefits of these investments to be apparent in future quarters,” added Meckler.

In February 2009, WebMediaBrands completed the sale of its online images business to Getty Images, Inc.  Prior year financial results have been presented to include the WebMediaBrands’s online images business as a discontinued operation for the periods presented.

In November 2009, WebMediaBrands completed the sale of the assets related to its Internet.com business to QuinStreet, Inc.  Prior year financial results have been presented to include WebMediaBrands’s Internet.com business as a discontinued operation for the periods presented.

WebMediaBrands Inc. 1st Quarter 2010 Financial Results Conference Call Alert

WebMediaBrands Inc. invites you to participate in its conference call reviewing 2010 first quarter results on Thursday, May 13, 2010 at 11:00 am EDT.

The conference call number is 877-675-4749 for domestic participants and 719-325-4838 for international participants; confirmation code "5683457." Please call five minutes in advance to ensure that you are connected prior to the presentation. The conference call replay will be available until Wednesday, May 27, 2010. Replay call numbers are 888-203-1112 for domestic participants and 719-457-0820 for international participants; confirmation code: "5683457."

WebMediaBrands Inc.
Unaudited Consolidated Condensed Statements of Operations
For the Three Months Ended March 31, 2009 and 2010
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2009	2010
Revenues	$1,541	$1,904
Cost of revenues	1,237	1,298
Advertising, promotion and selling	604	529
General and administrative	5,274	1,642
Depreciation	180	128
Amortization	119	11
Impairment	662	—
Restructuring charge	567	—
Total operating expenses	8,643	3,608
Operating loss from continuing operations	(7,102)	(1,704)
Other income, net	106	8
Interest income	1	17
Interest expense	(1,307)	(230)
Loss on extinguishment of debt	(2,119)	—
Loss on fair value of interest rate swap	(7,170)	—
Loss from continuing operations before income taxes	(17,591)	(1,909)
Provision (benefit) for income taxes	(2,875)	3
Loss from continuing operations	(14,716)	(1,912)
Loss from discontinued operations, net of tax	(974)	—
Gain (loss) on sale of discontinued operations	7,021	(6)
Net loss	$(8,669)	$(1,918)

Income (loss) per share:
Basic
Loss from continuing operations	$(0.41)	$(0.05)
Income from discontinued operations	0.17	—
Net loss	$(0.24)	$(0.05)
Diluted
Loss from continuing operations	$(0.41)	$(0.05)
Income from discontinued operations	0.17	—
Net loss	$(0.24)	$(0.05)
Shares used in computing income (loss) per share:
Basic	35,969	37,185
Diluted	35,969	37,185

WebMediaBrands Inc.
Consolidated Condensed Balance Sheets
December 31, 2009 and March 31, 2010
 (in thousands, except share and per share amounts)

	December 31, 2009	March 31, 2010
		(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$15,012	$13,550
Accounts receivable, net of allowances of $90 and $78, respectively	500	682
Income taxes receivable	2,379	2,301
Prepaid expenses and other current assets	500	410
Total current assets	18,391	16,943

Property and equipment, net	1,086	978
Intangible assets, net	990	1,073
Goodwill	9,495	9,500
Investments and other assets	1,051	1,032
Assets held for sale	2,000	2,000
Total assets	$33,013	$31,526

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$566	$391
Accrued payroll and related expenses	811	657
Accrued expenses and other current liabilities	2,516	2,839
Deferred revenues	955	1,219
Total current liabilities	4,848	5,106

Loan from related party	6,197	6,197
Deferred revenues	92	89
Deferred income taxes	1,122	1,124
Other long-term liabilities	586	586
Total liabilities	12,845	13,102

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value, 4,000,000 shares authorized, no shares issued	—	—
Common stock, $.01 par value, 75,000,000 shares authorized, 37,060,723 and 37,416,261 shares issued at December 31, 2009 and March 31, 2010, respectively	371	374
Additional paid-in capital	280,556	280,726
Accumulated deficit	(260,680)	(262,598)
Treasury stock, 65,000 shares, at cost	(106)	(106)
Accumulated other comprehensive income	27	28
Total stockholders’ equity	20,168	18,424
Total liabilities and stockholders’ equity	$33,013	$31,526

WebMediaBrands Inc.
Unaudited Consolidated Condensed Statements of Cash Flows
For the Three Months Ended March 31, 2009 and 2010 (in thousands)

	Three Months Ended March 31,
	2009	2010
Cash flows from operating activities:
Net loss	$(8,669)	$(1,918)
Less: Loss from discontinued operations, net of tax	(974)	—
Less: Gain (loss) on sale of discontinued operations	7,021	(6)
Loss from continuing operations	(14,716)	(1,912)
Adjustments to reconcile net loss to net cash provided by operating activities:
Loss on fair value of swap	7,170	—
Impairment	662	—
Depreciation and amortization	299	139
Stock-based compensation	1,874	45
Other income, net	(155)	—
Amortization of debt issue costs	—	34
Loss on extinguishment of debt	2,119	—
Deferred income taxes	(2,894)	2
Changes in current assets and liabilities (net of businesses acquired):
Accounts receivable, net	(69)	(180)
Prepaid expenses and other assets	752	152
Accounts payable and accrued expenses	(209)	(21)
Deferred revenues	(77)	260
Discontinued operations	(41)	(5)
Net cash used in operating activities	(5,285)	(1,486)
Cash flows from investing activities:
Purchases of property and equipment	(7)	(12)
Acquisitions of assets and other	(42)	(91)
Proceeds from sale of discontinued operations	91,205	—
Discontinued operations	(259)	—
Net cash provided by (used in) investing activities	90,897	(103)
Cash flows from financing activities:
Debt issuance costs	(161)	—
Repayment of borrowings under credit facilities	(81,213)	—
Proceeds from exercise of stock options	3	128
Net cash provided by (used in) financing activities	(81,371)	128
Effect of exchange rates on cash	(65)	(1)
Net increase (decrease) in cash and cash equivalents	4,176	(1,462)
Cash and cash equivalents, beginning of period	3,755	15,012
Cash and cash equivalents, end of period	$7,931	$13,550

About WebMediaBrands Inc.

WebMediaBrands Inc. (Nasdaq: WEBM, www.webmediabrands.com) is an Internet media company that provides content, education, trade shows and online job board services to media and business professionals.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release that are not historical facts are "forward-looking statements" under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The potential risks and uncertainties address a variety of subjects including, for example: general economic conditions; the competitive environment in which WebMediaBrands competes; and the unpredictability of WebMediaBrands’s future revenues, expenses, cash flows and stock prices.  For a more detailed discussion of such risks and uncertainties, refer to WebMediaBrands’s reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. The forward-looking statements included herein are made as of the date of this press release, and WebMediaBrands assumes no obligation to update the forward-looking statements after the date hereof, except as required by law.

All current WebMediaBrands press releases can be found online at www.webmediabrands.com/corporate/press.html

For information on WebMediaBrands contact:

Amanda Barrett
Director of Marketing
212-547-7879
press@webmediabrands.com